UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

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TURNKEY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-1225521
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Board of Directors of TurnKey Capital, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-100 (the “Reverse Stock Split”). The Reverse Split, approved by FINRA on September 11, 2019, is effective as of 12:01 a.m. on September 13, 2019 (the “Effective Date”).

Reason for the Reverse Stock Split

The Company is effecting the Reverse Stock Split in order to reduce the number of issued shares to a more manageable number.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split becomes effective on September 13, 2019 when the Common Stock will begin trading on a split-adjusted basis at the open of business on the Effective Date. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 90042T206. The trading symbol for the Company will remain unchanged at TKCI.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) 100. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split, determined at the beneficial owner level by share certificate. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Island Stock Transfer (“Island Stock”) at the address set forth below. Island Stock will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. Island Stock can be contacted at (727) 289-0010.

Island Stock Transfer

15500 Roosevelt Blvd., Suite 301

Clearwater, FL 33760

Nevada State Filing. The Company effected the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Change Pursuant to NRS 78.209 (the “Certificate”) with the Secretary of State of the State of Nevada on September 9, 2019, in accordance with Nevada Revised Statutes (“NRS”) Section 78.2055. Under Nevada law, no amendment to the Company’s Articles of Incorporation was required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split did not proportionately reduce the authorized shares, Stockholder approval was required in accordance with NRS 78.2055. Under NRS 78.2055, “a corporation that desires to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if: (a) The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and, (b) The proposal is approved by the vote of stockholders holding a majority of the voting power of the affected class or series, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restriction on the voting power of the affected class or series.” As described herein, the Reverse Stock Split complies with such requirements.

Capitalization. The Company was authorized to issue 750,000,000,000 shares of Common Stock. As a result of the Reverse Stock Split, the Company will remain authorized to issue 750,000,000 shares of Common Stock. As of September 9, 2019 there were 42,264,665 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there will be approximately 422,647 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the Common Stock.

The Reverse Stock Split does not affect the Company’s authorized preferred stock. There are 600,000 issued and outstanding shares of the Company’s preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 5,000,000 shares will remain unchanged.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

3.1	Certificate of Change filed on September 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2019	TURNKEY CAPITAL, INC.

	By:	/s/ Timothy Hart
Timothy Hart,
Chief Financial Officer